Form 8-K

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report
November 19, 2025

BAB, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-31555	36-4389547
(State or other jurisdiction of Identification Number)	Commission file number	(I.R.S. Employer incorporation or organization)

500 Lake Cook Road, Suite 475, Deerfield, IL 60015
(Address of principal executive offices) (Zip Code)

Issuer's telephone number (847) 948-7520

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BABB	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Appointment of Director and Corporate Secretary.

Resignation of Officer and Director

On November 19, 2025, Michael K Murtaugh, Vice President and General Counsel, Corporate Secretary, and a member of the Board of Directors of BAB, Inc., notified the Company of his decision to retire and resign from all positions with the Company, including his role as a director, effective November 27, 2025 due to personal health reasons.

The retirement and resignation are not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Appointment of Chief Operating Officer and Corporate Secretary

On November 19, 2025 the Board of Directors appointed Brian J Evans as Chief Operating Officer and Corporate Secretary, effective January 1, 2025 or earlier succeeding Michael Murtaugh as Corporate Secretary.

Biographical Information

Brian J Evans, age 34 previously served as Director of Franchising/Staff Attorney, where he oversees franchise operations and the Business Consultants. Brian has been with the company since 2016.

He holds a Juris Doctorate from DePaul University. He is a licensed attorney in the state of Illinois.

Family Relationship

Brian J Evans is the son of the Company’s President and Chief Executive Officer, Michael W Evans.

There are no arrangements or understandings between Brian J Evans and any other persons pursuant to which he was appointed.

Related-Party Transactions

Except for compensation related to his employment, there are no transactions involving Brian J Evans requiring disclosure under Item 404(a) of Regulation S-K.

Employment Terms

The Company and Brian J Evans will not enter into an employment agreement; employment is at will.

Appointment of Corporate Secretary

On November 19, 2025, the Board of Directors appointed Geraldine Conn as the Corporate Secretary until Brian J Evans fulfills his appointment as Chief Operating Officer and Corporate Secretary. Geraldine Conn will become Corporate Secretary effective November 27, 2025, filling the vacancy created by the retirement of Michael K Murtaugh.

Geraldine Conn currently serves as the Chief Financial Officer of the Company.

She will continue as Chief Financial Officer while serving as Corporate Secretary.

Appointment of New Director

On November 19, 2025, the Board of Directors appointed Geraldine Conn to the Board of Directors, effective November 27, 2025, filling the vacancy created by the resignation of Michael K Murtaugh.

Geraldine Conn currently serves as the Chief Financial Officer of the Company.

She will continue as Chief Financial Officer while serving on the Board.

Biographical Information

Geraldine Conn, age 74, has served as the Company’s Chief Financial Officer since 2014 and previously held the Controllership with BAB, Inc. and had previous Controllership positions with other companies.

Arrangements and Related-Party Disclosure

There are no arrangements or understandings between Geraldine Conn and any other persons pursuant to which she was appointed as a director.

There are no related-party transactions involving Geraldine Conn requiring disclosure under Item 404(a) of Regulation S-K.

Director Compensation

Because Geraldine Conn is an executive officer, she will not receive additional compensation for Board service.

Insider Reporting

Following their appointment, Brian J Evans must file a Form 3 within 10 days, and any reportable equity transactions will require a Form 4 within two business days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAB, Inc.

By: /s/ Michael W Evans

Name: Michael W Evans

Title: President and Chief Executive Officer

Date: November 19, 2025